Exhibit 99.1

Investor Presentation 2Q22 Confidential

Highlights Attractive Investment Characteristics Strong Financial Performance 2Q22 Adjusted EBITDA increased 12 percent year-over-year to more than $132 million, the highest quarterly run rate in company history. Adjusted EBITDA for trailing 12 months totaled almost $500 million for the first time ever. Increased FY22 Adjusted EBITDA guidance: $515 million-$530 million. Focus on Debt Reduction Completed transactions to address substantial majority of debt maturities, redeemed $126 million in remaining 2023 Senior Notes, and repaid $147 million in remaining 2024 Term Loans Reduced total recourse debt due before 2026 from $2 billion to $23 million and staggered GEO’s debt maturities through 2028. Expect to reduce net recourse debt by at least $200 million to $250 million annually, and net leverage to below 3.5 times by the end of 2023 and below 3 times by the end of 2024. 2

Company Overview 3

GEO Senior Management In July 2021, GEO’s Chairman, Founder and Chief Executive Officer, George Zoley, transitioned to the role of Executive Chairman of the Board, and Jose Gordo was appointed GEO’s new Chief Executive Officer. JOSE GORDO CHIEF EXECUTIVE OFFICER Jose Gordo is GEO’s Chief Executive Officer and a member of GEO’s Board of Directors, which he joined in 2019. Mr. Gordo has over 20 years of experience in business management, private equity, corporate finance, and business law; and has been involved with GEO over the last two decades. Prior to joining GEO, Mr. Gordo had been serving as the Managing Partner of a general partnership that invests in and actively oversees privately held companies. Mr. Gordo was also previously a Managing Director at The Comvest Group, a Florida-based private equity firm and prior to that, a partner at the national law firm of Akerman LLP. BRIAN EVANS SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER Brian Evans joined GEO in 2000, has over 20 years of business management experience, and is currently GEO’s Senior Vice President and Chief Financial Officer. Mr. Evans has led GEO’s strategy for multiple secondary public offerings of equity; financing transactions; and major business transactions including corporate acquisitions. Prior to joining GEO, Mr. Evans worked for Arthur Andersen LLP as a Manager in the Audit and Business Advisory Services Group. 4

Company History Founded in 1984 Initial Public Offering (IPO) in 1994 Listed on NYSE in 1996 Included in Major Indexes: S&P 600 Russell 2000 18,000 Employees 5

Diversified Government Service Provider Secure Residential Care ICE Processing Centers USMS Detention Facilities State Correctional and Rehabilitation Facilities Non-Secure Residential Care Residential Reentry Centers/Halfway Houses Non-Residential Services Day Reporting Centers Electronic Monitoring Services provided in US, Australia, UK, and South Africa 6

GEO Corporate Structure 7

Diversified U.S. Facility Footprint 51 GEO Secure Services Facilities 41 GEO Care Residential Facilities 8

International Services 4 International Facilities 9

GEO is a Leading Diversified Services Provider GEO is a leading provider of diversified secure and community reentry services with a 40% share of the market Bed Capacity 100,000 82,000 80,500 40% 39% 80,000 72,200 60,000 57,500 40,000 26,000 12% 18,000 20,000 9% 1,000 0 GEO CoreCivic MTC All Others Owned/Leased Managed Only * Based on total beds including idle and under development for U.S. headquartered companies only 10 Figures are an approximation based on company disclosures and websites

Difficult to Replace Real Estate 17.6 Million Sq. Ft. owned and/or managed 57,500 Owned/Leased Beds Economic Useful Life: 75+ Years Newer Facility Assets = 19-Year Avg. Age Karnes Family Staging Center, TX Difficult to Replace = High Barriers to Entry Difficult permitting and zoning Long development lead times Intensity Riverbend Correctional Facility, GA High Capital $2 billion in book long-term assets with minimum targeted ROI of 13-15% Taylor Street Halfway House, CA 11

Segment Trends 12

Segment Trends ICE USMS U.S. Southwest Border Crossings Continued Capacity Needs Increased use of Alternatives To Lack of alternatives Detention Program Demand for Diversified Government Services State Correctional Agencies Reentry Services Aging State prison infrastructure Available capacity at existing residential reentry centers Correctional Staffing challenges Growth in Non-Residential Programs 13

U.S. Immigration and Customs Enforcement FEDERAL SEGMENT U.S. Southwest Border Increased use of Alternatives Crossings To Detention Program FY2021 YTD 2022 Southwest Land Border FY2021 YTD2022 Program Participants Encounters 350,000 300,000 296,250 300,000 279,483 235,706 240,991 250,000 222,340 250,000 239,957 207,416 227,508 199,976 200,000 200,332 174,848 179,254 168,846 165,905 200,000 182,607 154,813 157,761 164,391 150,000 136,026 140,254 150,000 100,000 100,000 50,000 50,000 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Source: U.S. Customs and Border Protection FY Source: TRAC Alternatives to Detention Data Southwest Land Border Encounters by Month (https://trac.syr.edu/immigration/detentionstats/atd_pop (https://www.cbp.gov/newsroom/stats/southwest-land- _table.html) 14 border-encounters)

U.S. Marshals Service (USMS) Stable USMS Detention Populations (2014 – YTD2022) 70,000 63,687 63,413 61,435 61,421 60,000 55,170 55,776 51,777 51,316 50,317 50,000 40,000 30,000 ~41% Contractor 20,000 Beds 10,000 2014 2015 2016 2017 2018 2019 2020 2021 YTD2022 Source: 2014-2021 figures are taken from the USMS FY 2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS %20requests%20a%20total,for%20FPD%20in%2 0FY%202023.) Source: YTD2022 Figures are based on total USMS prisoner population as of August 4, 2022 (https://www.usmarshals.gov/what-we-do/prisoners/covid-19-prisoner-statistics) 15

Aging Public Prisons Aging Public Prison Facilities are Costly and Less Safe More than 200,000 Public Prison Beds are Older than Economic Useful Life of 75 years Close to 100,000 Public Prison Beds are 100+ Years Old GEO Prison Portfolio is Significantly Younger than States where we operate Avg. Age 70 63 60 50 48 48 47 45 41 40 36 37 37 37 30 19 20 10 0 Indiana Oklahoma California New Mexico Arizona Texas Virginia Georgia Michigan Florida GEO 16 Source: Bureau of Justice Statistics; State DOC Websites

# Available Beds in Inventory

| Facility | Location | Ownership | Bed Count |
|---|---|---|---|
| Great Plains Correctional Facility | OK | Owned | 1,940 |
| D. Ray James Correctional Facility | GA | Owned | 1,900 |
| Flightline Correctional Facility | TX | Owned | 1,800 |
| Big Spring Correctional Facility | TX | Owned | 1,732 |
| Rivers Correctional Facility | NC | Owned | 1,450 |
| Cheyenne Mountain Reentry Center | CO | Owned | 750 |
| Other Facilities | Multiple | Owned | ~800 |
| | | **TOTAL** | **10,372** |

17

Financial Overview 18

Financial Highlights 2022E Revenue of $2.35 Billion 2022E Adjusted EBITDA of $515 Million $530 Million 2022E AFFO Per Share of $2.40 $2.46 2022E Net Income Attributable to GEO of $158 Million $166 Million Q2 2022 Q2 2021 YTD 2022 YTD 2021 Net Operating Income (NOI) $180,575 $164,650 $350,685 $316,960 Net Income Attributable to GEO $53,727 $41,959 $91,946 $92,504 Adjusted Funds From Operations $84,175 $85,490 $162,234 $163,494 (AFFO) AFFO Per Diluted Share $0.69 $0.71 $1.33 $1.36 19 * Reconciliation of Non-GAAP measures included in GEO’s 2Q22 Earnings Release & Supplemental

Revenues by Segment GEO Care 24% 66% U.S. Secure Services 10% International * Based on FY 2021 results 20

Diversified Long-Term, High-Quality Customer Relationships Revenues By Customer (FY2021) Various Others 8% Federal South Africa Non-Residential 14% Government 1% ICE 25% 50% Texas 1% Virginia 1% Bureau of Prisons Georgia 9% 1% New Jersey U.S. Marshals 1% 16% Oklahoma 2% New Mexico Australia 2% Indiana Arizona 8% Florida 2% 4% 5% Long-term relationships with top customers – 30+ Years with Federal Gov’t Non-Residential includes ICE Alternatives to Detention and other federal, state and local contracts 21

FY2022 Guidance Net Income Attributable to GEO $158 Million $166 Million + Depreciation and Amortization $136 Million (Gain)/Loss on Real Estate ($2.8 Million) Facility Maintenance Capex ($24 Million) + Non-Cash Stock Based Compensation $16.5 Million + Non-Cash Interest Expense $8.5 Million AFFO $292.2 Million $300.2 Million + Net Interest Expense $145 Million $147 Million Non-Cash Interest Expense ($8.5 Million) + Facility Maintenance Capex $24 Million + Income Taxes (including income tax provision on equity in earnings of affiliates) $63.3 Million $67.3 Million Adjusted EBITDA $515 Million $530 Million Net Income Attributable to GEO Per Diluted Share $1.30 – $1.36 Adjusted Net Income Per Diluted Share $1.28 $1.34 AFFO Per Diluted Share $2.40 $2.46 Weighted Average Common Shares Outstanding Diluted 121.7 Million CAPEX Growth $43 Million $47 Million Technology $44 Million $46 Million Facility Maintenance $24 Million Capital Expenditures $111 Million $117 Million Total Debt, Net $1.98 Billion – $2.00 Billion 22 Total Leverage, Net 3.78 – 3.83

Capital Allocation Debt Reduction Since the beginning of 2020, GEO reduced net recourse debt by ~$375 million (as of 2Q22). Over the next two years, GEO expects to reduce net recourse debt by at least $200 million to $250 million annually. Based on this level of debt reduction, GEO’s goal would be to decrease net leverage to below 3.5 times by the end of 2023 and to below 3 times by the end of 2024. Transactions – Debt Maturities Successfully completed transactions to comprehensively address the substantial majority of outstanding debt maturities. Post closing of transaction, GEO redeemed $126 million in remaining 2023 Senior Notes and repaid remaining $147 million outstanding under 2024 Term Loans. Significantly reduced total recourse debt due before 2026 from $2 billion to $23 million and staggered GEO’s debt maturities over a longer period of time through 2028. Asset Sales Recently completed $84 million asset sale of equity investment interest in Ravenhall Correctional Centre in Australia. Over the last two years, GEO completed sales involving facility assets, business segment contracts, and land, totaling approximately $150 million in proceeds. 23

Debt Maturity Overview Debt Maturity Schedule (Pre Transaction) 2000 $1,718 $225 1500 $758 1000 735 500 $580 0 $259 2022 2023 2024 2025 2026 2027 2028 Unsecured Notes Revolver Term Loan Debt Maturity Schedule (Post Transaction) $2,000 $1,500 $1,000 $500 $1,094 $526 $23 $341 $- 2022 2023 2024 2025 2026 2027 2028 Remaining Unsecured Notes Exchange Term Loans 2L Facility Note: Borrowing under Revolving Credit Facility excluded to the extent cash on hand exceeds balance Note: Excludes finance leases and scheduled amortization 24 Note: Redemption of 2023 unsecured notes will occur on October 6, 2022. GEO deposited full redemption amount with the Trustee

Debt Maturity Overview $2,000 $1,800 $1,718 $1,600 $1,400 $1,200 $1,094 $1,000 $800 $580 $600 $526 $400 $341 $259 $200 $23 $- 2023 2024 2025 2026 2027 2028 Pre Transaction Post Transaction Note: Borrowing under Revolving Credit Facility excluded to the extent cash on hand exceeds balance Note: Excludes finance leases and scheduled amortization 25 Note: Redemption of 2023 unsecured notes will occur on October 6, 2022. GEO deposited full redemption amount with the Trustee

Environmental, Social & Governance (ESG) Overview 26

High Quality Government Contracts All Investment Grade Customers Required by Law to Pay on Time: 45-60 days No Receivables Problems Payment Schedule: Monthly Billing Majority of Contracts Include Fixed Monthly Payments Company-Wide Occupancy Averages in the mid-90s Contract Terms: Average Length of 7-10 Years Customer Retention: In Excess of 90% 27

Commitment to ESG and Corporate Social Responsibility GEO’s ESG Aspirations To implement best practices that follow recognized global Human Rights standards and respect the basic human rights of all individuals in our care. To be a leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®. To maintain and manage quality facilities that provide a safe and humane environment, deliver high quality medical care, and adhere to independent accreditation standards. To provide development opportunities to our workforce and to instill an organization culture rooted in diversity. Inclusion, and respect. To advance environmental sustainability in the construction and operation of our facility by investing in energy conservation measures and following independent Green Building certification standards. 28

Commitment to ESG and Corporate Social Responsibility Human Rights Focused We recognize the significant role that respect for human rights plays in our operations in the United States and around the world. In 2013, GEO adopted a Global Human Rights Policy Consistent with the United Nations Declaration on Human Rights. In December 2021, GEO created a new Board committee focused on criminal justice rehabilitation and human rights. In an effort to continue building upon GEO’s commitment to human rights, the Company is continuing to work with various stakeholders to take steps to improve disclosures addressing the Company’s commitment to human rights. In 2022, GEO is conducting an assessment of Human Rights Potential Risks, which are salient to the Company’s stakeholders. Following this assessment, GEO expects to review its Global Human Rights Policy, and corresponding implementation, including its employee training program. 29

Commitment to ESG and Corporate Social Responsibility World Class Healthcare Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO’s Secure Services facilities in the U.S. Our facilities are highly rated by leading Correctional and Health Care accreditation entities, including: The American Correctional Association The Nation Commission of Correctional Health Care The Joint Commission 30

Commitment to ESG and Corporate Social Responsibility Environmentally Responsible Environmental Sustainability Policy Statement disclosed in ESG Report. GEO provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. LED lighting and water conservation upgrades totaling $10 million expected to be completed in 2022. Bi-Polar Ionization units being installed at the Mesa Verde Processing Center 31

Commitment to ESG and Corporate Social Responsibility Employee Diversity and Development We are proud to be a diversified employer. Women comprise an equal portion of our domestic workforce and play a significant role in our leadership and management. Across our organization, under-represented minorities account for 66% of our U.S. workforce. We have a robust training program for staff at all levels of the organization. In 2021, our U.S. Secure Services division completed approximately 1.9 million staff training hours 32

GEO Continuum of Care®: Rehabilitator of Lives GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. GEO Continuum of Care 2021 Milestones: Completed approximately 2.8 million hours of rehabilitation programming Awarded approximately 2,100 GEDs and high school equivalency degrees Awarded over 6,800 vocational training certifications Awarded approximately 5,500 substance abuse treatment completions Achieved over 38,000 behavioral program completions and more than 33,000 individual cognitive behavioral sessions Provided Post-Release support services to more than 4,500 individuals with over 800 attaining employment. 33

COVID-19 Sensitive/Responsive As the COVID-19 pandemic has impacted communities across the United States, ensuring the health and safety of our employees and all those in our care has always been our number one priority. GEO’s COVID-19 mitigation initiatives have included: Testing We invested $2M to acquire 45 Abbott Rapid COVID-19 ID Now devices and testing kits. As of August 2022, we had administered over 275,000 COVID-19 tests at our U.S. Secure Services facilities. Bi-Polar Ionization We invested $3.7M in Bi-Polar Ionization Air Purification systems at select U.S. Secure Services facilities to reduce the spread of airborne bacteria and viruses. Facemasks and Personal Hygiene Products We have provided continued access to facemasks and personal hygiene products, and we are ensuring the daily availability of bars of soap or soap dispensers at each sink for hand washing. Social Distancing We have implemented social distancing pursuant to directives from our government agency partners. Vaccination We are working closely with our government partners and State and Local Health Departments to coordinate vaccination efforts. As of August 2022, we had administered approximately 75,000 vaccinations in our U.S. Secure Services facilities. Additional information on our COVID-19 response can be found at www.geogroup.com/COVID19 34

Highly Regulated / Professional Services Lengthy Written Contracts Specifying all Service Requirements On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S. Full-time GEO Compliance Monitors at Facilities in the U.S. American Correctional Association Accreditation with Scores in Excess of 99% National Commission on Correctional Health Care and/or Joint Commission Accreditation GEO has Independent Contract Compliance Division Reporting Directly to the CEO 35

Appendix 36

Income Statement Q2 2022 Q2 2021 YTD 2022 YTD 2021 (unaudited) (unaudited) (unaudited) (unaudited) Revenues $ 588,177 $ 565,419 $ 1,139,362 $ 1,141,796 Operating expenses 411,791 405,009 796,952 833,160 Depreciation and amortization 32,016 33,306 67,954 67,423 General and administrative expenses 49,296 54,688 97,856 103,167 Operating income 95,074 72,416 176,600 138,046 Interest income 5,562 5,985 11,190 12,187 Interest expense (33,225) (32,053) (64,846) (63,897) Gain on extinguishment of debt 1,654 4,693 Net gain/(loss) on dispositions of assets 3,680 (2,950) 3,053 10,379 Income before income taxes and equity in earnings of affiliates 71,091 45,052 125,997 101,408 Provision for income taxes 18,898 5,063 36,860 12,999 Equity in earnings of affiliates, net of income tax provision 1,480 1,942 2,715 4,007 Net income 53,673 41,931 91,852 92,416 Less: Net loss attributable to noncontrolling interests 54 28 94 88 Net income attributable to The GEO Group, Inc. $ 53,727 $ 41,959 $ 91,946 $ 92,504 Weighted Average Common Shares Outstanding: Basic 121,119 120,426 120,918 120,225 Diluted ** 121,881 120,470 121,650 120,431 Net income per Common Share Attributable to The GEO Group, Inc. **: Basic: Net income per share basic $ 0.37 $ 0.29 $ 0.63 $ 0.71 Diluted: Net income per share diluted $ 0.37 $ 0.29 $ 0.63 $ 0.70 * All figures in ‘000s, except per share data ** In accordance with U.S. GAAP, diluted earnings per share attributable to GEO available to common stockholders is calculated under the if-converted method or the two-class method, whichever calculation results in the lowest diluted earnings per share amount, which may be lower than Adjusted Net Income Per Diluted Share. 37

Balance Sheet As of As of June 30, 2022 December 31, 2021 (unaudited) (unaudited) ASSETS Cash and cash equivalents $ 587,861 $ 506,491 Restricted cash and cash equivalents 21,134 20,161 Accounts receivable, less allowance for doubtful accounts 371,851 365,573 Contract receivable, current portion 7,246 6,507 Prepaid expenses and other current assets 35,321 45,176 Total current assets $ 1,023,413 $ 943,908 Restricted Cash and Investments 81,392 76,158 Property and Equipment, Net 2,007,636 2,037,845 Contract Receivable 344,151 367,071 Operating Lease Right-of-Use Assets, Net 105,972 112,187 Assets Held for Sale 2,570 7,877 Intangible Assets, Net (including goodwill) 910,181 921,349 Other Non-Current Assets 80,008 71,013 Total Assets $ 4,555,323 $ 4,537,408 LIABILITIES AND SHAREHOLDERS’ EQUITY Accounts payable $ 79,569 $ 64,073 Accrued payroll and related taxes 66,956 67,210 Accrued expenses and other current liabilities 196,916 200,712 Operating lease liabilities, current portion 28,125 28,279 Current portion of finance lease obligations, long-term debt, and non-recourse debt 17,639 18,568 Total current liabilities $ 389,205 $ 378,842 Deferred Income Tax Liabilities 80,768 80,768 Other Non-Current Liabilities 77,936 87,073 Operating Lease Liabilities 83,522 89,917 Finance Lease Liabilities 1,632 1,977 Long-Term Debt 2,574,061 2,625,959 Non-Recourse Debt 278,367 297,856 Total Shareholders’ Equity 1,069,832 975,016 Total Liabilities and Shareholders’ Equity $ 4,555,323 $ 4,537,408 * all figures in ‘000s 38